                                                                   EXHIBIT 10(b)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

    Pursuant to Section 3.05 of the Servicing Agreement dated as of November
8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                         Current BILLING MONTH: May 2004

      CURRENT BILLING MONTH 5/4/2004 - 6/2/2004                         COLLECTION CURVE 100%
   STANDARD BILLING FOR PRIOR BILLING MONTH

Residential Total Billed                                             $124,340,616
Residential SECURITIZATION CHARGE (SC) Billed                        $  1,217,727        0.979%

Commercial Total Billed                                              $ 78,244,588
Commercial SECURITIZATION CHARGE (SC) Billed                         $  1,274,085        1.628%

Industrial Total Billed                                              $ 46,120,742
Industrial SECURITIZATION CHARGE (SC) Billed                         $  1,375,713        2.983%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE

Non-Residential Customer Net Write-offs                                     0.140%
Residential Customer Net Write-offs                                         0.350%
Total Net Write-offs                                                        0.230%

   AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH

Residential Class SC Collected                                       $  1,140,980
Commercial Class SC Collected                                        $  1,274,329
Industrial Class SC Collected                                        $  1,377,291

Total SC Collected                                                   $  3,792,600

Aggregate SC Remittances for April 2004 BILLING MONTH                $  4,013,407
Aggregate SC Remittances for May 2004 BILLING MONTH                  $  3,792,600
Aggregate SC Remittances for June 2004 BILLING MONTH                 $          0
TOTAL CURRENT SC REMITTANCES                                         $  7,806,007

     CURRENT BILLING MONTH 5/4/2004 - 6/2/2004                  COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL

A-1 Residential SC Collected                                         $1,085,023
A-3 Residential T.O.D. SC Collected                                  $    4,409
A-4 Alternate Residence SC Collected                                 $   26,038
A-5 Residential Farm/Life Support SC Collected                       $   25,510

TOTAL RESIDENTIAL SC COLLECTED                                       $1,140,980

COMMERCIAL

B-1 General Primary (041) SC Collected                               $   17,210
B-General Secondary (010) SC Collected                               $  216,294
C- General Secondary (011) SC Collected                              $  440,292
D-General Primary (018) SC Collected                                 $  274,741
F-Primary High Load Factor (032) SC Collected                        $   44,812
GH-General Service Heating (013) SC Collected                        $    4,240
H- Water Heating Service (014) SC Collected                          $      656
L-1 General Energy-Only Street Lighting SC Collected                 $    2,022
L-2 General Service (Cust Owned) St Light SC Collected               $    2,084
L-3 General Service (Co Owned) St Light SC Collected                 $   10,610
L-4 General Service Outdoor Lighting Commercial SC Collected         $    1,375
PS-1 General Secondary Public Pumping SC Collected                   $    6,734
PS-2 General Primary Public Pumping SC Collected                     $    7,461
PS-3 General Optional Primary Public Pumping SC Collected            $   40,086
R-1 General Secondary Resale SC Collected                            $       21
R-2 General Secondary Resale SC Collected                            $      702
R-3 General Primary Resale SC Collected                              $   25,696
ROA-P Retail Open Access Primary (110) SC Collected                  $  120,238
ROA-S Retail Open Access Secondary Com SC Collected                  $   43,891
SC - Special Contract Commercial SC Collected                        $    1,911
SPEC Grand Rapids Special Contract SC Collected                      $    2,712
UR-General Unmetered SC Collected                                    $   10,541

TOTAL COMMERCIAL SC COLLECTED                                        $1,274,329

INDUSTRIAL

B-1 General Primary (042) SC Collected                               $   18,746
B-General Secondary (020) SC Collected                               $   31,532
C- General Secondary (021) SC Collected                              $   69,585
CG-Cogeneration/Small Power Production Purchase SC Collected         $   11,169
D-General Primary (028) SC Collected                                 $  460,104
F-Primary High Load Factor (033) SC Collected                        $   91,149
GH-General Service Heating (023) SC Collected                        $       40
GMD General Motors SC Collected                                      $   55,102
GMF General Motors SC Collected                                      $  115,795
GMF-1 General Motors SC Collected                                    $   13,772
GMJ-1 General Motors SC Collected                                    $    7,664

       CURRENT BILLING MONTH 5/4/2004 - 6/2/2004               COLLECTION CURVE 100%
H- Water Heating Service (024) SC Collected                          $        0
I-General Primary Interruptible (034) SC Collected                   $    3,479
J-1General Alternative Electric Metal Melting SC Collected           $   35,834
J-General Primary Electric Furnace (037) SC Collected                $    4,652
L-4 General Service Outdoor Lighting Industrial SC Collected         $       14
R-3 General Primary Resale (027) SC Collected                        $       26
ROA-P Retail Open Access Primary (111) SC Collected                  $  291,847
ROA-S Retail Open Access Secondary Ind SC Collected                  $    5,391
SC - Special Contract Industrial SC Collected                        $  161,390

TOTAL INDUSTRIAL SC COLLECTED                                        $1,377,291

TOTAL SC COLLECTED                                                   $3,792,600

Executed as of this 14th day of June 2004.

                                     CONSUMERS ENERGY COMPANY
                                     AS SERVICER

                                     /s/ Glenn P. Barba
                                     ------------------------------------------
                                     Glenn P. Barba, Vice President, Controller
                                     and Chief Accounting Officer

CC:  Consumers Funding LLC
     One Energy Plaza
     Jackson, Mi  49201